UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section l3 and l5(d) of the

Securities Exchange Act of l934

March 1, 2005

Date of report (Date of earliest event reported)

STANDARD PARKING CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)

000-50796	16-1171179
(Commission File Number)	(IRS Employer Identification No.)

900 N. Michigan Avenue, Chicago, Illinois 60611
(Address of Principal Executive Offices) (Zip Code)

(312) 274-2000

  (Registrant’s Telephone Number, Including Area Code)

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

Amended Employment Agreements.  On March 1, 2005, the Compensation Committee of the Board of Directors (the “Committee”) of Standard Parking Corporation (the “Company”) approved the following amendments to employment agreements between the Company and certain of its executive officers:

1.                                          Amended and Restated Executive Employment Agreement, dated as of March 1, 2005, by and between the Corporation and Thomas L. Hagerman;

2.                                          Amended and Restated Executive Employment Agreement, dated as of March 1, 2005, by and between the Corporation and Steven A. Warshauer;

3.                                          First Amendment to Amended and Restated Executive Employment Agreement, dated as of April 1, 2005, by and between the Corporation and John Ricchiuto; and

4.                                          Sixth Amendment to Executive Employment Agreement, dated as of April 1, 2005, by and between the Corporation and James A. Wilhelm.

2005 Base Salary Increases.  The Committee increased the base salary of certain of its executive officers effective as of April 1, 2005 as follows:

Executive Officer	2005 Base Salary
James A. Wilhelm	$600,000
Steven A. Warshauer	395,000
Robert N. Sacks	300,127
Thomas L. Hagerman	298,460

Base salaries of all other executive officers remain unchanged.

Section 9—Financial Statements and Exhibits

Item 9.01.  Exhibits.

10.1                      Amended and Restated Executive Employment Agreement, dated as of March 1, 2005, by and between the Corporation and Thomas L. Hagerman.

10.2                              Amended and Restated Executive Employment Agreement, dated as of March 1, 2005, by and between the Corporation and Steven A. Warshauer.

10.3                              First Amendment to Amended and Restated Executive Employment Agreement, dated as of April 1, 2005, by and between the Corporation and John Ricchiuto.

10.4                              Sixth Amendment to Executive Employment Agreement, dated as of April 1, 2005, by and between the Corporation and James A. Wilhelm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD PARKING CORPORATION

Date: March 7, 2005	By:	/s/ G. Marc Baumann
G. Marc Baumann, Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT	DESCRIPTION OF EXHIBIT

10.1	Amended and Restated Executive Employment Agreement, dated as of March 1, 2005, by and between the Corporation and Thomas L. Hagerman
10.2	Amended and Restated Executive Employment Agreement, dated as of March 1, 2005, by and between the Corporation and Steven A. Warshauer
10.3	First Amendment to Amended and Restated Executive Employment Agreement, dated as of April 1, 2005, by and between the Corporation and John Ricchiuto
10.4	Sixth Amendment to Executive Employment Agreement, dated as of April 1, 2005, by and between the Corporation and James A. Wilhelm